GENETHERA INC BOARD RESOLUTION



SUBJECT:	ENGAGEMENT OF INDEPENDENT AUDITORS
DATE:		JULY 22, 2009
METHOD:	VIA CONFERENCE CALL TO ITALY


PARTICIPANTS:		KEVIN SCOTT, COO
			TANNYA IRIZARRY, CFO INTERIM
			DR. ANTONIO MILICI, CHAIRMAN OF THE BOARD AND CEO

WHEREAS, THE CHAIRMAN OF THE BOARD APPROVED THE ENGAGEMENT OF MALONE-BAILEY, P.C. AS OUR NEW INDEPENDENT AUDITORS REPLACING W.T. UNIACK & CO. CPAs, P.C.

SIGNED BY:
SIGNATURE STAMP WITH PERMISSION

DR. ANTONIO MILICI

TLI: KS: AM								BR#3 FOR 2009